                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  Form 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   April 5, 1996
                                                -------------------------------
                                                   (March 27, 1996)


                              Teltronics, Inc.
- --------------------------------------------------------------------------------
           (Exact Name of Registrant as specified in its charter)


Delaware                                     0-17893              59-2937938
- --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File Number)       (IRS Employer
of Incorporation)                                                 Identification
                                                                  Number)


2150 Whitfield Industrial Way            Sarasota, Florida        34243-9706
- --------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code    (941) 753-5000
- --------------------------------------------------------------------------------



This document consists of  36  pages.
                          ----

The Exhibit Index appears on page   3  .
                                   ---

Item 5.  OTHER EVENTS.

         On March 27, 1996, ISL, Inc. ("ISL"), a Delaware corporation and a wholly owned subsidiary of the Registrant, entered into an Agreement of Sale ("Agreement") with Interactive Solutions, LLC, a Kentucky limited liability company ("Interactive") and its three Members under which ISL agreed to acquire all of the assets and technology owned by, or licensed to, the Members and/or Interactive used in connection with Interactive's business. Interactive is developing certain technology for a small, self-contained, voice-activated, portable pentium(R) processor driven, multi-media computer ("Technology"). The Agreement superseded a Memorandum of Agreement dated March 11, 1996 filed as an Exhibit to Registrant's Form 10-KSB for the year ended December 31, 1995.

         Under the Agreement, ISL would acquire all of the rights of each of Interactive and the Members in and to the Technology in exchange for the issuance of up to 1,000,000 shares of the Registrant's Common Stock which, if issued, would be subject to several conditions, including an escrow of the shares to secure indemnification obligations of Interactive and its Members and restrictions on the right to vote the shares until satisfaction of certain conditions, including the award of a significant contract utilizing the Technology. There can be no assurance that the numerous conditions necessary to consummate the transfer of the Technology will be satisfied or that the transaction will close upon the terms and conditions described in the Agreement.

         There are numerous other provisions in the Agreement filed as an Exhibit to this Report on Form 8-K which are important in order to derive a full understanding of the proposed transaction. The above summary is qualified in its entirety by reference to the text and the terms and conditions of the Agreement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         (a)     Not Applicable.
         (b)     Not Applicable.
         (c)     Exhibits.

                 (1) Agreement of Sale dated as of the 27th day of March, 1996 by and among Interactive, its Members and ISL.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Teltronics, Inc.
                                          (Registrant)

Dated:  April 5, 1996                     By:  /s/ Paul D. Shrader
                                               ---------------------------------
                                               Paul D. Shrader, Vice President
                                               Finance, Secretary & Treasurer